UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2020

COMMUNITY BANKERS TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	001-32590 (Commission File Number)	20-2652949 (IRS Employer Identification No.)

9954 Mayland Drive, Suite 2100 Richmond, Virginia (Address of principal executive offices)	23233 (Zip Code)

Registrant’s telephone number, including area code: (804) 934-9999

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ESXB	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Community Bankers Trust Corporation expects to discuss with industry analysts and other interested parties the following interim information with respect to the number of loans that Essex Bank, the Company’s subsidiary (the “Bank”), originated under the Paycheck Protection Program of the Small Business Administration and the current status of modifications and other relief that the Bank has provided its borrowers on existing loans as a result of the effects of the coronavirus (“COVID-19”) pandemic.

PAYCHECK PROTECTION PROGRAM (PPP)
(dollars in thousands)

SBA Tier	# SBA Approved	% of total	$ SBA Approved	% of total	Average Loan	Median Loan
$2 million to $10 million	2	0.3%	$8,785	10.1%	$4,393	$4,393
>$350,000 to < $2 million	51	6.4%	$36,804	42.2%	$722	$568
up to $350,000	740	93.3%	$41,572	47.7%	$56	$27
Total	793	100.0%	$87,161	100.0%	$5,171	$4,988

(Data as of August 31, 2020)

COVID-19 SENSITIVE LOAN SEGMENTS
(dollars in thousands)
	Total portfolio as of June 30, 2020 - excluding PPP		Modifications as of June 30, 2020		Resumed payments as of September 11, 2020
Category	Amount	% of total	Amount	% of portfolio	Amount	% of modifications
Consumer	$168,598	15.6%	$6,316	3.7%	$422	6.7%
Lessors of commercial properties	193,501	17.9	38,014	19.6	22,378	58.9
Lessors of residential properties	138,037	12.8	11,547	8.4	2,579	22.3
Hotels and other lodging	61,395	5.7	22,695	37.0	7,374	32.5
Medical and care services	51,291	4.7	9,381	18.3	4,612	49.2
Food service and drinking	22,132	2	13,542	61.2	8,409	62.1
Retail stores	14,233	1.3	1,315	9.2	-	-
Personal services	11,991	1.1	7,959	66.4	2	0.03
Other*	-	-	55,613	*	18,602	33.4
Total sensitive loan segments	$661,178	61.1%	$166,382	25.2%	$64,378	38.7%

COVID-19 balance modifications as of June 30, 2020 as a percent of total loan portfolio as of June 30, 2020			14.3%

COVID-19 balance modifications as of June 30, 2020 as a percent of total loan portfolio as of June 30, 2020 excluding PPP			15.4%

Remaining COVID-19 balance modifications as of September 11, 2020 of $102,004,000 as a percent of total loan portfolio as of September 11, 2020			8.6%

Remaining COVID-19 balance modifications as of September 11, 2020 of $102,004,000 as a percent of total loan portfolio as of September 11, 2020 excluding PPP			9.3%

* modifications not a member of a significant category deemed at risk as of June 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKERS TRUST CORPORATION
(Registrant)

Date: September 16, 2020	By:	/s/ John M. Oakey, III
John M. Oakey, III
Executive Vice President, General Counsel and Secretary